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                                                                    Exhibit 23.6

                         Independent Auditors' Consent

The Board of Directors
Sky Global Networks, Inc.:

      We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Tulsa, Oklahoma
June 15, 2000